Exhibit 99.1

Business Update for 30-Day Period Since Last Conference Call

POWERHOUSE™ Division:

POWERHOUSE™ Network:	Reported on May 15th (Last Conference Call)	Reported on June 15th (Today’s Conference Call)
Number of participants	288	310
Number of states	48	48

Backlog at date of conference call	$172,630	$5,069,144	*
Sales Pipeline at date of conference call	6,576,507	7,173,558

	Activity Last 30 Days	Activity Last 30 Days
Purchase orders	$215,112	$4,966,010	*
Revenue	42,482	69,496

*Includes a single customer of $4.3M

Company Break-Even Analysis:

	Per Quarter	Per Month
POWERHOUSE™ revenue	$7,125,000	$2,375,000
Number of orders per roofer currently in network to break-even	~1	~1/3

The break-even analysis assumes no contribution from Small Commercial and Sunetric Divisions towards recovery of overhead expenses. Number of orders per roofer is estimated based on the current average order (a 7.2kW system at $21,800 full kit price including inverter, monitoring and rapid shut down equipment, plus shipping and handling fees).

Achieving Break-Even Results:

	Custom Homebuilders	Large Homebuilders	Local Roofers	EPC Solar Installers	Totals
Quoting activity for the 30-day period ended June 15th
Number of Network Participants quoting	9	2	13	13	37
Number of roofs quoted	167	152	25	19	363
Average price per quote	$17,580	$28,660	$23,207	$21,685	$22,822
Network Participation rate:
Number of Participants in Network	51	8	164	87	310
Quoting during 30-day period: ended June 15th	18%	25%	8%	15%
ended May 15th	20%	25%	13%	10%
To-date % of Network quoting: at June 15th					33%
at May 15th					26%

Sales Pipeline
Sales pipeline at June 15, 2019	$4,093,894	$209,598	$1,289,615	$1,580,452	$7,173,558
Backlog at June 15, 2019	666,264	4,275,470	127,330	80	5,069,144
Potential revenue upon product shipment	$4,760,158	$4,485,068	$1,416,945	$1,580,531	$12,242,702
Hypothetical monthly revenue at equilibrium	$1,586,719	$1,495,023	$472,315	$526,884	$4,080,901
Estimated break-even monthly revenue					$2,375,000
Potential percentage achieved after equilibrium					172%

Sunetric Division:

	Period 30 Days before Last Conference Call	Activity Last 30 Days
Sales added to Backlog	$386,007	$425,563
Installation revenue	53,131	472,942
Backlog of signed contracts at date of conference call	1,970,659	$1,895,861

Small Commercial Division:

	Period 30 Days before Last Conference Call	Activity Last 30 Days
Sales added to Backlog	$1,068,300	$211,086
Installation revenue	35,839	284,031
Backlog of signed contracts at date of conference call	8,844,085	8,793,666

Run-off of Mainland Residential Division:

	Period 30 Days before Last Conference Call	Activity Last 30 Days
Installation revenue	$220,956	$394,881
Backlog of signed contracts at date of conference call	6,633,126	5,152,787

Glossary:

POWERHOUSE™ network – Participants actively offering or being trained to offer POWERHOUSE™:

Local roofers – Local roofers typically buy full kits, which include the solar shingles, inverters, rapid shut down and monitoring equipment.

EPC solar installers – EPC solar installers typically only buy the solar shingles.

Custom homebuilders - Homebuilders constructing under 50 new homes a year.

Large homebuilders - Homebuilders constructing over 50 new homes a year.

Network participation rate - The percentage of Network Participants requesting and receiving a quote for a POWERHOUSE™ solar shingles from the company.

POWERHOUSE™ purchase orders – RGS receives a signed purchase order for POWERHOUSE™ kits.

POWERHOUSE™ revenue – Upon receipt of deposit or full payment, revenue is recognized when the POWERHOUSE™ kit is shipped to the Network Participant.

POWERHOUSE™ sales pipeline – Estimated purchase orders from: (i) local roofers and solar installers that have designed a solar system for a homeowner and received a quote from the Company and (ii) homebuilders that have planned their community for solar systems and received a preliminary quote from the Company. The Company’s methodology for determining sales pipeline may not be comparable to methodologies used by other companies in determining their sales pipeline amounts. Sales pipeline may not be indicative of future operating results, and projects in RGS Energy’s sales pipeline may not result in an executed contract.

Potential revenue upon product shipment – The company expects the average sales cycle time from a Network Participant receiving a quote until the date of product shipment and revenue recognition to be less than 90 days. The company expects product shipments from Backlog, and revenue recognition, to occur within 30 days from receipt of purchase orders.

At equilibrium - A date in the future where commercialization of POWERHOUSE™ has progressed beyond the start-up phase evidenced by a recurring amount of sales pipeline leading to the receipt and product fulfillment of purchase orders resulting in recurring revenue for the amount of estimated monthly break-even revenue. At equilibrium, manufacturing of the product meets the demand generated by the sales pipeline.

Backlog - Represents the dollar amount of revenue that may be recognized in the future from signed contracts for solar energy systems projects without taking into account possible future cancellations. Backlog is not a measure defined by generally accepted accounting principles and is not a measure of contract profitability. The backlog amounts we disclose are net of cancellations received and include anticipated revenues associated with (i) the original contract amounts, and (ii) change orders for which we have received written confirmations from customers. Backlog may not be indicative of future operating results, and projects in our backlog may be cancelled, modified or otherwise altered by customers.

Forward Looking Statements

This presentation contains forward-looking that involve risks and uncertainties, including statements regarding RGS Energy’s results of operations and financial positions, and RGS Energy’s business and financial strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide RGS Energy’s current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words “potential,” “hypothetical,” “estimated,” “will,” “expected,” “future “and similar expressions as they relate to us are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: RGS Energy’s ability to manage supply chain in order to have production levels and pricing of the POWERHOUSE™ 3.0 shingles to be competitive; the ability of RGS Energy to successfully expand its operations and employees and realize profitable revenue growth from the sale and installation of POWERHOUSE™ 3.0, and to the extent, anticipated; RGS Energy’s ability to realize revenue from sales pipeline for POWERHOUSE™; RGS Energy’s ability to increase the rate of participation within its network; RGS Energy’s ability to obtain future purchase orders for POWERHOUSE™ deliveries; whether RGS Energy will realize increased market penetration from its brand and network supporting activities; competition in the built-in photovoltaic solar system business; RGS Energy’s ability to successfully implement its revenue growth strategy, achieve its target level of sales, generate cash flow from operations, and achieve break-even and better results; and the adequacy of, and access to, capital necessary to implement its revenue growth strategy; and other risks and uncertainties included in the RGS Energy’s filings with the SEC

You should read the section entitled “Risk Factors” in our 2018 Annual Report on Form 10-K and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this presentation speak only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

RGS Energy is the Company’s registered trade name. The Company files periodic and other reports with the Securities and Exchange Commission under its official name “Real Goods Solar, Inc.”